                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1995, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of June, 1995.



                                        /s/ ROBERT H. ALLEN
                                        ----------------------------------
                                        Robert H. Allen


STATE OF TEXAS

COUNTY OF HARRIS


         I,    Earlene L. Barbeau, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Robert H. Allen, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                        /s/ EARLENE L. BARBEAU
                                        ----------------------------------
                                        Notary Public



My Commission Expires:

   March 8, 1997

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1995, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of July, 1995.




                                       /s/ HOWARD H. BAKER, JR.
                                       ------------------------------------
                                       Howard H. Baker, Jr.


STATE OF TENNESSEE

COUNTY OF SCOTT


         I, Cathy J. Burke, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Howard H. Baker, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                       /s/ CATHY J. BURKE
                                       ------------------------------------
                                       Notary Public

My Commission Expires:

   June 24, 1998

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1995, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of June, 1995.



                                        /s/ ANTHONY J. A. BRYAN
                                        -------------------------------------
                                        Anthony J. A. Bryan


STATE OF FLORIDA

COUNTY OF PALM BEACH


         I, Patricia A. Gmyrek, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Anthony J. A. Bryan, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                        /s/ PATRICIA A. GMYREK
                                        -------------------------------------
                                        Notary Public

My Commission Expires:

   March 30, 1997

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1995, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of June, 1995.



                                        /s/ ROBERT L. COX
                                        -------------------------------------
                                        Robert L. Cox


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, Lillian W. Powers, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Robert L. Cox, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                        /s/ LILLIAN W. POWERS
                                        -------------------------------------
                                        Notary Public

My Commission Expires:

   April 29, 1997

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1995, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 1995.



                                     /s/ RALPH D. DENUNZIO
                                     -------------------------------------
                                     Ralph D. DeNunzio


STATE OF NEW YORK

COUNTY OF NEW YORK


         I, Pauline E. Kalahele, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Ralph D. DeNunzio, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                     /s/ PAULINE E. KALAHELE
                                     -------------------------------------
                                     Notary Public


My Commission Expires:

   February 28, 1996

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1995, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of July, 1995.



                                        /s/ JUDITH L. ESTRIN
                                        -------------------------------------
                                        Judith L. Estrin


STATE OF PENNSYLVANIA

COUNTY OF ALLEGHENY


         I, Patricia Ann Power, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Judith L. Estrin, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.



                                        /s/ PATRICIA ANN POWER
                                        -------------------------------------
                                        Notary Public

My Commission Expires:

   December 6, 1996

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1995, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 1995.



                                       /s/ PHILIP GREER
                                       -----------------------------------
                                       Philip Greer


STATE OF NEW YORK

COUNTY OF NEW YORK


         I, Kathleen M. Rode, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Philip Greer, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                       /s/ KATHLEEN M. RODE
                                       --------------------------------------
                                       Notary Public

My Commission Expires:

   May 31, 1996

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1995, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 1995.



                                  /s/ J. R. HYDE, III
                                  -------------------------------------
                                  J. R. Hyde, III


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, Nancy C. Phillips, a Notary Public in and for said County, in the aforesaid State, do hereby certify that J. R. Hyde, III, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                  /s/ NANCY C. PHILLIPS
                                  -------------------------------------
                                  Notary Public

My Commission Expires:

   October 24, 1995

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1995, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of July, 1995.



                                  /s/ CHARLES T. MANATT
                                  -------------------------------------
                                  Charles T. Manatt


DISTRICT OF COLUMBIA

CITY OF WASHINGTON


         I, Zandra R. Williams, a Notary Public in and for the District of Columbia, do hereby certify that Charles T. Manatt, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                    /s/ ZANDRA R. WILLIAMS
                                    -------------------------------------
                                    Notary Public

My Commission Expires:

   March 14, 1996

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1995, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of June, 1995.



                                    /s/ GEORGE J. MITCHELL
                                    -------------------------------------
                                    George J. Mitchell


DISTRICT OF COLUMBIA

CITY OF WASHINGTON


         I, Victoria K. Wolf, a Notary Public in and for the District of Columbia, do hereby certify that George J. Mitchell, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                    /s/ VICTORIA K. WOLF
                                    -------------------------------------
                                    Notary Public

My Commission Expires:

   August 31, 1997

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1995, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June, 1995.



                                    /s/ JACKSON W. SMART, JR.
                                    -------------------------------------
                                    Jackson W. Smart, Jr.


STATE OF ILLINOIS

COUNTY OF COOK


         I, Esperanza Acosta, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Jackson W. Smart, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                    /s/ ESPERANZA ACOSTA
                                    -------------------------------------
                                    Notary Public


My Commission Expires:

   February 8, 1997

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1995, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June, 1995.



                                    /s/ JOSHUA I. SMITH
                                    -------------------------------------
                                    Joshua I. Smith


STATE OF MARYLAND

COUNTY OF PRINCE GEORGE'S


         I, Bertha A. Davies, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Joshua I. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                    /s/ BERTHA A. DAVIES
                                    -------------------------------------
                                    Notary Public

My Commission Expires:

   May 1, 1996

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1995, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of June, 1995.



                                    /s/ PETER S. WILLMOTT
                                    -------------------------------------
                                    Peter S. Willmott


STATE OF ILLINOIS

COUNTY OF COOK

         I, Joan L. Noble, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Peter S. Willmott, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                    /s/ JOAN L. NOBLE
                                    -------------------------------------
                                    Notary Public

My Commission Expires:

   March 5, 1999

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, the Chief Financial Officer of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1995, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of June 1995.



                                    /s/ ALAN B. GRAF, JR.
                                    -------------------------------------
                                    Alan B. Graf, Jr.


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, Edna M. Kennon, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Alan B. Graf, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                    /s/ EDNA M. KENNON
                                    -------------------------------------
                                    Notary Public

My Commission Expires:

   October 24, 1995

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, the Executive Vice President, Worldwide Customer Operations, of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1995, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of June, 1995.



                                    /s/ WILLIAM J. RAZZOUK
                                    -------------------------------------
                                    William J. Razzouk


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, Sharon A. Smith, a Notary Public in and for said County, in the aforesaid State, do hereby certify that William J. Razzouk, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                    /s/ SHARON A. SMITH
                                    -------------------------------------
                                    Notary Public

My Commission Expires:

   March 16, 1997

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, the principal executive officer and a director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer and director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1995, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of June, 1995.



                                    /s/ FREDERICK W. SMITH
                                    -------------------------------------
                                    Frederick W. Smith


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, Joyce J. Jones, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Frederick W. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                    /s/ JOYCE J. JONES
                                    -------------------------------------
                                    Notary Public

My Commission Expires:

   August 12, 1998

                              POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, the principal accounting officer of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk and Alan B. Graf, Jr., and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1995, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of July, 1995.



                                    /s/ JAMES S. HUDSON
                                    -------------------------------------
                                    James S. Hudson


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, Delores M. Wolfmeyer, a Notary Public in and for said County, in the aforesaid State, do hereby certify that James S. Hudson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                    /s/ DELORES M. WOLFMEYER
                                    -------------------------------------
                                    Notary Public

My Commission Expires:

   December 1, 1996